Supplement to the
Fidelity® SAI Emerging Markets Momentum Index Fund
October 23, 2025
Summary Prospectus

At its September 2026 meeting, the Board of Trustees approved, subject to shareholder approval, a proposal to reclassify Fidelity® SAI Emerging Markets Momentum Index Fund as non-diversified. The change will take effect on January 1, 2027, the first day of the month following shareholder approval, which will be obtained through unanimous written consent.
Currently, as a diversified company under the Investment Company Act of 1940 (the "1940 Act"), the aggregated total of single-issuer positions of 5% or more of the fund's total assets cannot exceed 25% of the fund's total assets.
As a non-diversified company under the 1940 Act, the fund would no longer be subject to the above restriction. A non-diversified company is permitted to hold a greater percentage of its assets in the securities of a smaller number of issuers than a diversified fund.
The proposed change to the fund's diversification classification is intended to provide the fund with greater long-term flexibility in executing its investment strategy, although it is not expected to substantially affect the way the fund is currently managed.
EMM-SUSTK-0926-100 1.9923654.100	September 29, 2026